Exhibit 99.2 Saturn-1 Investor Presentation Pivotal Trial Topline Data and Corporate Update © Tarsus Pharmaceuticals 2021Exhibit 99.2 Saturn-1 Investor Presentation Pivotal Trial Topline Data and Corporate Update © Tarsus Pharmaceuticals 2021

Legal Disclaimer This presentation contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations about future events that we believe may affect our financial condition, results of operations, business strategy, and financial needs. All statements other than statements of historical facts contained in this presentation, including any statements regarding the ability of our clinical trials to demonstrate acceptable safety and efficacy of our product candidates, and other positive results; the timing, progress and results of clinical trials for our product candidates, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; the timing, scope and likelihood of regulatory filings, NDA submissions and approvals; our ability to obtain marketing approvals of our product candidates and to meet existing or future regulatory standards or comply with post-approval requirements; our expectations regarding the potential advantages of our product candidates over existing therapies; the impact of COVID-19 on our business, clinical development programs and operations; our expectations with regard to our ability to develop additional product candidates or product candidates for other indications; our ability to identify additional products, product candidates or technologies with significant commercial potential that are consistent with our commercial objectives; our ability to develop, acquire and advance additional product candidates into, and successfully complete, clinical trials; the initiation, timing, progress and results of our preclinical studies and clinical trials, and our research and development programs; our expectations of the potential market opportunity and patient populations for our product candidates, including TP-03, TP-04, and TP-05 if approved for commercial use; the commercialization and market acceptance of our product candidates; and the implementation of our business model and strategic plans for our business and product candidates are forward-looking statements. The words “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports we file with the Securities and Exchange Commission, copies of which are posted on our website and are available from us without charge. However, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Photos in this presentation relating specifically to the Saturn-1 trial will be explicitly denoted as such. 2 © Tarsus Pharmaceuticals 2021Legal Disclaimer This presentation contains forward-looking statements that involve risks and uncertainties. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations about future events that we believe may affect our financial condition, results of operations, business strategy, and financial needs. All statements other than statements of historical facts contained in this presentation, including any statements regarding the ability of our clinical trials to demonstrate acceptable safety and efficacy of our product candidates, and other positive results; the timing, progress and results of clinical trials for our product candidates, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; the timing, scope and likelihood of regulatory filings, NDA submissions and approvals; our ability to obtain marketing approvals of our product candidates and to meet existing or future regulatory standards or comply with post-approval requirements; our expectations regarding the potential advantages of our product candidates over existing therapies; the impact of COVID-19 on our business, clinical development programs and operations; our expectations with regard to our ability to develop additional product candidates or product candidates for other indications; our ability to identify additional products, product candidates or technologies with significant commercial potential that are consistent with our commercial objectives; our ability to develop, acquire and advance additional product candidates into, and successfully complete, clinical trials; the initiation, timing, progress and results of our preclinical studies and clinical trials, and our research and development programs; our expectations of the potential market opportunity and patient populations for our product candidates, including TP-03, TP-04, and TP-05 if approved for commercial use; the commercialization and market acceptance of our product candidates; and the implementation of our business model and strategic plans for our business and product candidates are forward-looking statements. The words “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Important factors that could cause our actual results to differ materially are detailed from time to time in the reports we file with the Securities and Exchange Commission, copies of which are posted on our website and are available from us without charge. However, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Photos in this presentation relating specifically to the Saturn-1 trial will be explicitly denoted as such. 2 © Tarsus Pharmaceuticals 2021

Participants on Today's Call



Bobby Azamian, M.D., Ph.D., President & CEO, Co-Founder
- Former CEO/CMO Metavention
- Extensive investment/entrepreneurial experience with Versant and Third Rock Ventures
- Medicine at Brigham, M.D., Harvard, Ph.D. Chemistry, Oxford

Metavention VERSANT THIRD ROCK



Leo Greenstein, J.D., CPA, Chief Financial Officer
- Former SVP, Finance & Corporate Controller of Spectrum Pharmaceuticals, Inc.
- 20+ years of finance leadership within publicly-traded companies
- Certified Public Accountant and Member of State Bar of California

SPECTRUM Endologix CLARIENT



Elizabeth Yeu, M.D., Chief Medical Advisor
- Nationally recognized leader in Ophthalmology
- Cornea, Cataract, Refractive and Ocular surface specialist
- Future President American Society of Cataract and Refractive Surgeons (ASCRS)

VIRGINIAeye consultants ASCRS



Aziz Mottiwala, MBA, Chief Commercial Officer
- Former CCO Opiant, and Head of Commercial at Avanir
- Former VP Marketing, Allergan Eye Care,(Restasis®, Lumigan®)
- 20+ years of Commercial experience, with 10+ years in eye care opiant AVANIR Allergan

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3 | © Tarsus Pharmaceuticals 2021

Demodex Blepharitis Example patient 4 © Tarsus Pharmaceuticals 2021Demodex Blepharitis Example patient 4 © Tarsus Pharmaceuticals 2021

Blepharitis Is a Large and Underserved Market in Eye Care

Epidemiology of Demodex Blepharitis

Estimated In-Office Epidemiology ~25M

- ~45M unique adult ECP visits/yr[1]
- ~58% with collarettes[2]

Approx. 9-25M
U.S. Demodex Blepharitis Prevalence

Population Epidemiology ~9M

- ~20M with blepharitis[3-6]
- 45% with Demodex infestation[7]

Current ICD-10 ~1M Dx/yr

- 2.1M blepharitis ICD-10-CM Dx's/yr[8]
- ~1M/yr Demodex[7-8]
- Despite no mkt education





Large Patient Population with Significant Disease Impact	**Titan** (collarette clinic prevalence) and **Atlas** (disease impact) studies demonstrate high prevalence of disease and significant burden on patients
Significant Head Start on Diagnosis	2.1M ICD-10 **Blepharitis** Dx's/yr[8]
Blepharitis Routinely Causes	Eyelids to become red, irritated and itchy, with debris on the eyelashes.[9]
Blepharitis Can Lead to	Blurring of vision, missing or misdirected eyelashes, and inflammation of other eye tissue, particularly the cornea[4]
Concomitant Dry Eye	Significant overlap in **Dry Eye** patients. Demodex prevalent in ~69% of DE patients[5]
Blepharitis and Surgery	Important factor for maximizing surgical outcomes: 67% of **Cataract Patients** have Demodex blepharitis[6]
Contact Lens Drop-out	Studies have shown a direct correlation between Demodex blepharitis and **Contact Lens** intolerance[10]
Prescription Treatment	None; 81% of patients currently seeking treatment[11]

1. Wilson J Ophthalmology 2015, 435606, 2014; 2. Titan collarette prevalence study; 3. MGD Report IOVS, Special Issue 2011, Vol. 52, N. 4; 4. American Optometric Association; 5.Cheng Cornea Sept 2020; 6. IOVS June 2020; 7. Zhao - Ophthalmic Epidemiology, 19(2), 95–102, 2012; 8. Symphony Claims Data Analysis; 9. Harmon, Market Scope Dry Eye Analyst Report, 2014 10. Tarkowski W, Moneta-Wielgoś J, Młocicki D. Demodex sp. as a Potential Cause of the Abandonment of Soft Contact Lenses by Their Existing Users. Biomed Res Int. 2015;2015:259109 11.Atlas pre-screening study

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Agenda • Saturn-1 topline data presentation • Saturn-2 update • Tarsus corporate update – Corporate vision – TP-03 market opportunity – Pipeline progress update – Upcoming catalysts 6 © Tarsus Pharmaceuticals 2021Agenda • Saturn-1 topline data presentation • Saturn-2 update • Tarsus corporate update – Corporate vision – TP-03 market opportunity – Pipeline progress update – Upcoming catalysts 6 © Tarsus Pharmaceuticals 2021

Saturn-1 Topline Data 7 © Tarsus Pharmaceuticals 2021Saturn-1 Topline Data 7 © Tarsus Pharmaceuticals 2021

TP-03 is a Novel Therapeutic Designed to Eradicate Demodex Mites and Treat Demodex Blepharitis 1. TP-03 Product profile based on Saturn-1 Trial Design *BID means twice per day 8 © Tarsus Pharmaceuticals 2021TP-03 is a Novel Therapeutic Designed to Eradicate Demodex Mites and Treat Demodex Blepharitis 1. TP-03 Product profile based on Saturn-1 Trial Design *BID means twice per day 8 © Tarsus Pharmaceuticals 2021

Saturn-1 Patient Enrollment and Follow-up

6 Week Treatment and Follow-up, twice a day drop without any touching or wiping of lid margin



Randomized
(n=421 at 15 sites in USA)
TP-03
(n=212)
Vehicle
(n=209)
Discontinued
(n=3)
n = 3 related to COVID
Completed 6 Weeks Treatment
(n=209)
Completed 6 Weeks Treatment
(n=204)
Discontinued
(n=5)
n = 1 related AE (mild)
n = 1 unrelated AE
n = 2 related to COVID
n = 1 other

9 | © Tarsus Pharmaceuticals 2021

Saturn-1: All Primary and Secondary Endpoints Met and Clinically Meaningful Effects Demonstrated with TP-03 • Efficacy: All pre-specified primary and secondary endpoints were met – Primary Endpoint: Complete Collarette Cure p < 0.0001 – Clinically Meaningful Collarette Cure (Grade 0 or 1) p < 0.0001 – Secondary Endpoint: Mite Eradication p < 0.0001 – Secondary Endpoint: Composite Lid Erythema and Collarette Complete Cure p < 0.0001 – Clinically Meaningful Composite Lid Erythema and Collarette Cure p < 0.0001 – Erythema Cure p = 0.0001 and Erythema Response p = 0.0002 – Rapid Cures: Improvements Seen in 2 Weeks p ≤ 0.0149 in Primary and Secondary Endpoints • Safety: TP-03 was well-tolerated, with safety profile similar to vehicle – All TP-03-related AE’s were mild with no treatment related discontinuations – 92% of patients reported the drop to be neutral to very comfortable 10 © Tarsus Pharmaceuticals 2021Saturn-1: All Primary and Secondary Endpoints Met and Clinically Meaningful Effects Demonstrated with TP-03 • Efficacy: All pre-specified primary and secondary endpoints were met – Primary Endpoint: Complete Collarette Cure p < 0.0001 – Clinically Meaningful Collarette Cure (Grade 0 or 1) p < 0.0001 – Secondary Endpoint: Mite Eradication p < 0.0001 – Secondary Endpoint: Composite Lid Erythema and Collarette Complete Cure p < 0.0001 – Clinically Meaningful Composite Lid Erythema and Collarette Cure p < 0.0001 – Erythema Cure p = 0.0001 and Erythema Response p = 0.0002 – Rapid Cures: Improvements Seen in 2 Weeks p ≤ 0.0149 in Primary and Secondary Endpoints • Safety: TP-03 was well-tolerated, with safety profile similar to vehicle – All TP-03-related AE’s were mild with no treatment related discontinuations – 92% of patients reported the drop to be neutral to very comfortable 10 © Tarsus Pharmaceuticals 2021

Collarette Grading Scale Used in Saturn-1 Non-linear scale for counting collarettes performed by each site investigator Average baseline Grade 4 Grade 3 Grade 2 Grade 0 Grade 1 • >2/3 of lashes on lid with • Between 1/3-2/3 of lashes on • Between 10 collarettes to 1/3 • 0-2 collarettes on the lashes • 3-10 collarettes on the lashes collarettes lid with collarettes of lashes on lid with collarettes • Cure of collarettes • Approximately 150 collarettes/lid • Approximately 100 collarettes/lid • Approximately 50 collarettes/lid Photos are images taken of patients in Saturn-1 with the corresponding collarette grade. 11 © Tarsus Pharmaceuticals 2021Collarette Grading Scale Used in Saturn-1 Non-linear scale for counting collarettes performed by each site investigator Average baseline Grade 4 Grade 3 Grade 2 Grade 0 Grade 1 • >2/3 of lashes on lid with • Between 1/3-2/3 of lashes on • Between 10 collarettes to 1/3 • 0-2 collarettes on the lashes • 3-10 collarettes on the lashes collarettes lid with collarettes of lashes on lid with collarettes • Cure of collarettes • Approximately 150 collarettes/lid • Approximately 100 collarettes/lid • Approximately 50 collarettes/lid Photos are images taken of patients in Saturn-1 with the corresponding collarette grade. 11 © Tarsus Pharmaceuticals 2021

Mite Density Determination Used in Saturn-1

Trained mite-counters (CRO) used for consistency across sites

Step 1



- **Two or more lashes** from each of the upper and lower eyelids, one from each half of each lid, should be twirled with gentle tensioning for at least 10 seconds and removed using fine forceps

Step 2



Tail

- **Lashes with collarettes**, if present, should be selected
- Occasionally, tails of mites can be observed in slit lamp examination

Step 3



- Lashes from each lid are placed on a separate glass slide resulting in **eight lashes on four slides**
- An artificial tear with an emulsifier (Refresh Optive® Advanced or Refresh Optive Mega 3®) should be applied prior to the placement of the lashes and then a coverslip is placed
- The sample is allowed to sit for approximately 15 minutes to allow the drop to penetrate the collarettes and let the mites disperse

Step 4



- Using a microscope, the number of *Demodex* observed and the number of lashes epilated are counted for each eye
- **Mite density** is determined by dividing the number of *Demodex* observed by the number of lashes epilated for each eye

Anatomy of a Mite



Cephalothorax; head
Mouth
Abdomen/body; tail

12 | © Tarsus Pharmaceuticals 2021

Lid Margin Erythema Scale Used in Saturn-1 Established and validated scale used in blepharitis studies, performed by each investigator Average baseline 1.5 Grade 3 Grade 2 Grade 1 Grade 0 3 (Severe)* 2 (Moderate) 1 (Mild) 0 (None) Hosseini K, Bourque LB, Hays RD. Development and evaluation of a measure of patient-reported symptoms of blepharitis. Health and Quality of Life Outcomes 2018;16:11 May 2018. Drug Design, Development and Therapy Volume 12:1269-1279 *Image reproduced with permission from Jiang et al. Efficacy of intra-meibomian gland injection of the anti-VEGF agent bevacizumab for the treatment of meibomian gland dysfunction with lid-margin vascularity, Drug Design, Development and Therapy 2018:12 1269-1279, © Dove Medical Press Limited. Grades 0, 1, and 2 images are from patients in Saturn-1. 13 © Tarsus Pharmaceuticals 2021Lid Margin Erythema Scale Used in Saturn-1 Established and validated scale used in blepharitis studies, performed by each investigator Average baseline 1.5 Grade 3 Grade 2 Grade 1 Grade 0 3 (Severe)* 2 (Moderate) 1 (Mild) 0 (None) Hosseini K, Bourque LB, Hays RD. Development and evaluation of a measure of patient-reported symptoms of blepharitis. Health and Quality of Life Outcomes 2018;16:11 May 2018. Drug Design, Development and Therapy Volume 12:1269-1279 *Image reproduced with permission from Jiang et al. Efficacy of intra-meibomian gland injection of the anti-VEGF agent bevacizumab for the treatment of meibomian gland dysfunction with lid-margin vascularity, Drug Design, Development and Therapy 2018:12 1269-1279, © Dove Medical Press Limited. Grades 0, 1, and 2 images are from patients in Saturn-1. 13 © Tarsus Pharmaceuticals 2021

Saturn-1 Baseline Characteristics Grade 3 Collarettes erythema collarettes TP-03 Vehicle Age 66.1 67.8 Female % 58 56 Collarette Score 2.8 2.8 3 Mites/Lash Mite Density 3.2 3.2 mites lash Erythema Score 1.5 1.5 Photos are images taken of patients in Saturn-1 14 © Tarsus Pharmaceuticals 2021Saturn-1 Baseline Characteristics Grade 3 Collarettes erythema collarettes TP-03 Vehicle Age 66.1 67.8 Female % 58 56 Collarette Score 2.8 2.8 3 Mites/Lash Mite Density 3.2 3.2 mites lash Erythema Score 1.5 1.5 Photos are images taken of patients in Saturn-1 14 © Tarsus Pharmaceuticals 2021

Clinically Meaningful Collarette Cure Clinically Meaningful Collarette Cure Observed by Week 1 Average Baseline (Grade 3) Over 90% Avg. Reduction in Collarettes (Over 100 to Less than 10 per Lid) Grade 0 or 1 Collarettes 100% *p<0.0001 81% Grade 1 80% *p<0.0001 60% 60% *p≤0.0001 41% 40% *p=0.0003 23% 23% 18% Grade 0 16% 20% 11% 0% Day 8 Day 15 Day 22 Day 43 (N=211,208) (N=204,208) (N=207,206) (N=209,204) TP-03 Vehicle Photos are images taken of patients in Saturn-1 with the corresponding collarette grade. 15 © Tarsus Pharmaceuticals 2021Clinically Meaningful Collarette Cure Clinically Meaningful Collarette Cure Observed by Week 1 Average Baseline (Grade 3) Over 90% Avg. Reduction in Collarettes (Over 100 to Less than 10 per Lid) Grade 0 or 1 Collarettes 100% *p<0.0001 81% Grade 1 80% *p<0.0001 60% 60% *p≤0.0001 41% 40% *p=0.0003 23% 23% 18% Grade 0 16% 20% 11% 0% Day 8 Day 15 Day 22 Day 43 (N=211,208) (N=204,208) (N=207,206) (N=209,204) TP-03 Vehicle Photos are images taken of patients in Saturn-1 with the corresponding collarette grade. 15 © Tarsus Pharmaceuticals 2021

Primary Endpoint of Complete Collarette Cure Achieved

Regulatory Endpoint of Complete Collarette Cure Observed by Week 2

Collarette Cure (0-2 collarettes)*



Primary Endpoint
Day 43
*p<0.0001
60%
40%
20%
0%
Collarette Cure (Analysis Eye)
43%
*p<0.0001
*p<0.0001
18%
10%
7%
2%
2%
1%
2%
Day 8
(N=211,208)
Day 15
(N=204,208)
Day 22
(N=207,206)
Day 43
(N=209,204)
TP-03
Vehicle

Average Baseline (Grade 3)



Grade 0



- The primary efficacy endpoint was the proportion of patients achieving collarette cure (0-2 collarettes on the eyelid) as compared to the vehicle control, at day 43.

Photos are images taken of patients in Saturn-1 with the corresponding collarette grade.

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Secondary Endpoint of Mite Eradication Rate Achieved Complete Mite Eradication Observed by Week 2 68% of Patients Experienced Complete Eradication at Week 6 (Secondary Endpoint) Average Baseline Mite Eradication (0 mites) (3 Mites/lash) Secondary Endpoint Day 43 *p<0.0001 80% 68% 60% *p<0.0001 0 Mites/lash *p<0.0001 40% 40% 33% 18% 20% 12% 9% 0% Day 15 Day 22 Day 43 (N=204,208) (N=207,206) (N=209,204) TP-03 Vehicle * Day 43 Vehicle results for secondary efficacy analysis with imputation is 17.3% 17 © Tarsus Pharmaceuticals 2021 Mite Eradication (Analysis Eye)Secondary Endpoint of Mite Eradication Rate Achieved Complete Mite Eradication Observed by Week 2 68% of Patients Experienced Complete Eradication at Week 6 (Secondary Endpoint) Average Baseline Mite Eradication (0 mites) (3 Mites/lash) Secondary Endpoint Day 43 *p<0.0001 80% 68% 60% *p<0.0001 0 Mites/lash *p<0.0001 40% 40% 33% 18% 20% 12% 9% 0% Day 15 Day 22 Day 43 (N=204,208) (N=207,206) (N=209,204) TP-03 Vehicle * Day 43 Vehicle results for secondary efficacy analysis with imputation is 17.3% 17 © Tarsus Pharmaceuticals 2021 Mite Eradication (Analysis Eye)

Clinically Meaningful Composite Cure Clinically Meaningful Composite Cure Improvements Observed by Week 2 Grade 2 68% of Patients Experienced a Grade 0 or 1 Collarette and Erythema Score Grade 0 or 1 Collarette and Erythema Score *p<0.0001 80% Average 68% baseline 1.5 *p<0.0001 Grade 1 Average 60% baseline 1.5 49% *p<0.0001 40% 31% *p=0.005 20% 17% 17% 20% 14% Grade 0 9% 0% Day 8 Day 15 Day 22 Day 43 (N=211,208) (N=204,208) (N=207,206) (N=209,204) TP-03 Vehicle Photos are images taken of patients in Saturn-1. 18 © Tarsus Pharmaceuticals 2021Clinically Meaningful Composite Cure Clinically Meaningful Composite Cure Improvements Observed by Week 2 Grade 2 68% of Patients Experienced a Grade 0 or 1 Collarette and Erythema Score Grade 0 or 1 Collarette and Erythema Score *p<0.0001 80% Average 68% baseline 1.5 *p<0.0001 Grade 1 Average 60% baseline 1.5 49% *p<0.0001 40% 31% *p=0.005 20% 17% 17% 20% 14% Grade 0 9% 0% Day 8 Day 15 Day 22 Day 43 (N=211,208) (N=204,208) (N=207,206) (N=209,204) TP-03 Vehicle Photos are images taken of patients in Saturn-1. 18 © Tarsus Pharmaceuticals 2021

Secondary Endpoint of Complete Composite Cure Achieved Endpoint of Complete Composite Cure Observed by Week 2 Grade 2 Composite Cure (Collarette Cure + Erythema Cure) Secondary Endpoint 20% Day 43 Average baseline 1.5 Grade 1 *p<0.0001 Average baseline 15% 13.4% 1.5 10% *p=0.002 *p=0.015 5.3% 4.4% 5% Grade 0 1.0% 1.0% 0.9% 0.5% 0.5% 0% Day 8 Day 15 Day 22 Day 43 (N=211,208) (N=204,208) (N=207,206) (N=209,204) TP-03 Vehicle Photos are images taken of patients in Saturn-1. 19 © Tarsus Pharmaceuticals 2021 Erythema + Collarette Cure (Analysis Eye)Secondary Endpoint of Complete Composite Cure Achieved Endpoint of Complete Composite Cure Observed by Week 2 Grade 2 Composite Cure (Collarette Cure + Erythema Cure) Secondary Endpoint 20% Day 43 Average baseline 1.5 Grade 1 *p<0.0001 Average baseline 15% 13.4% 1.5 10% *p=0.002 *p=0.015 5.3% 4.4% 5% Grade 0 1.0% 1.0% 0.9% 0.5% 0.5% 0% Day 8 Day 15 Day 22 Day 43 (N=211,208) (N=204,208) (N=207,206) (N=209,204) TP-03 Vehicle Photos are images taken of patients in Saturn-1. 19 © Tarsus Pharmaceuticals 2021 Erythema + Collarette Cure (Analysis Eye)

Erythema Cure and Response 19% of Patients Experienced Complete Erythema Cure at Day 43 Grade 2 45% of Patients Experienced Erythema Improvement at Day 43 1 Grade or More Grade 0 Erythema Erythema Improvement 25% 50% Average *p = 0.0002 baseline 1.5 45% Grade 1 Average *p < 0.0001 45% 20% 40% baseline 1.5 19% 35% 15% 30% 25% 28% 10% 20% 15% Grade 0 7% 5% 10% 5% 0% 0% Day 43 Day 43 (N=209,204) (N=209,204) TP-03 Vehicle Photos are images taken of patients in Saturn-1. 20 © Tarsus Pharmaceuticals 2021 ® Ora Calibra ScaleErythema Cure and Response 19% of Patients Experienced Complete Erythema Cure at Day 43 Grade 2 45% of Patients Experienced Erythema Improvement at Day 43 1 Grade or More Grade 0 Erythema Erythema Improvement 25% 50% Average *p = 0.0002 baseline 1.5 45% Grade 1 Average *p < 0.0001 45% 20% 40% baseline 1.5 19% 35% 15% 30% 25% 28% 10% 20% 15% Grade 0 7% 5% 10% 5% 0% 0% Day 43 Day 43 (N=209,204) (N=209,204) TP-03 Vehicle Photos are images taken of patients in Saturn-1. 20 © Tarsus Pharmaceuticals 2021 ® Ora Calibra Scale

Adverse Event Summary • Treatment related ocular AEs occurring at rate of ≥ 1% in active group – Summary of Adverse Events occurring at any time during trial TP-03 (n=212) Vehicle (n=209) Instillation site pain/burning/stinging 25 (11.8%) 16 (7.7%) Instillation site pruritis 3 (1.4%) 7 (3.3%) Visual acuity reduced 3 (1.4%) 5 (2.4%) Eye pain 3 (1.4%) 2 (1.0%) Eye discharge 3 (1.4%) 1 (0.5%) One moderate AE AE Severity All Mild All other AEs mild 21 © Tarsus Pharmaceuticals 2021Adverse Event Summary • Treatment related ocular AEs occurring at rate of ≥ 1% in active group – Summary of Adverse Events occurring at any time during trial TP-03 (n=212) Vehicle (n=209) Instillation site pain/burning/stinging 25 (11.8%) 16 (7.7%) Instillation site pruritis 3 (1.4%) 7 (3.3%) Visual acuity reduced 3 (1.4%) 5 (2.4%) Eye pain 3 (1.4%) 2 (1.0%) Eye discharge 3 (1.4%) 1 (0.5%) One moderate AE AE Severity All Mild All other AEs mild 21 © Tarsus Pharmaceuticals 2021

TP-03 Was Well Tolerated With 92% of Patients Reporting TP-03 to Be Neutral to Very Comfortable Drop Comfort, All Visits 92% 60% 55% 55% 40% 8% 19% 18% 18% 20% 17% 9% 7% 1% 1% 0% Very Uncomfortable Slightly Neither Slightly Comfortable Very Comfortable Uncomfortable TP-03 Vehicle 22 © Tarsus Pharmaceuticals 2021 % of Patients ReportTP-03 Was Well Tolerated With 92% of Patients Reporting TP-03 to Be Neutral to Very Comfortable Drop Comfort, All Visits 92% 60% 55% 55% 40% 8% 19% 18% 18% 20% 17% 9% 7% 1% 1% 0% Very Uncomfortable Slightly Neither Slightly Comfortable Very Comfortable Uncomfortable TP-03 Vehicle 22 © Tarsus Pharmaceuticals 2021 % of Patients Report

Improvements Seen Post Treatment Have Significant Clinical Impact

Cure rates and clinically meaningful effects validate the opportunity to benefit a large proportion of patients

Complete Collarette Cure

Baseline (Day 0)
Grade 4



Post Treatment (Day 43)
Grade 0



Clinically Meaningful Collarette Cure

Baseline (Day 0)
Grade 4



Post Treatment (Day 43)
Grade 1



Baseline (Day 0)
Grade 2



Post Treatment (Day 43)
Grade 1



Erythema Response

Baseline (Day 0)
Erythema Grade 2



Post Treatment (Day 43)
Erythema Grade 1



Photos are images taken of patients in Saturn-1. Images demonstrate results which we believe are representative of favorable treatment with TP-03 for patients participating in the Saturn-1 trial. Other patients may experience different or less favorable results.

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Conclusions Saturn-1 results demonstrate a potentially powerful treatment for Demodex Blepharitis • All primary and secondary endpoints met • Clinically meaningful cures seen in 81% of patients • All endpoints met with high statistical significance • Erythema cure and improvements demonstrated • Effects seen within 2 weeks across endpoints • Positive safety profile • Well tolerated 24 © Tarsus Pharmaceuticals 2021Conclusions Saturn-1 results demonstrate a potentially powerful treatment for Demodex Blepharitis • All primary and secondary endpoints met • Clinically meaningful cures seen in 81% of patients • All endpoints met with high statistical significance • Erythema cure and improvements demonstrated • Effects seen within 2 weeks across endpoints • Positive safety profile • Well tolerated 24 © Tarsus Pharmaceuticals 2021

Saturn-2 Update 25 © Tarsus Pharmaceuticals 2021Saturn-2 Update 25 © Tarsus Pharmaceuticals 2021

Saturn-2 Phase 3 Trial Design and Status • Trial initiated in May 2021 • Substantively similar trial design to Saturn-1 • Expect top-line data to read out in 1Q2022 26 © Tarsus Pharmaceuticals 2021Saturn-2 Phase 3 Trial Design and Status • Trial initiated in May 2021 • Substantively similar trial design to Saturn-1 • Expect top-line data to read out in 1Q2022 26 © Tarsus Pharmaceuticals 2021

Tarsus Vision & Corporate Update 27 © Tarsus Pharmaceuticals 2021Tarsus Vision & Corporate Update 27 © Tarsus Pharmaceuticals 2021

Our Mission Our Vision To become a leading eye care pharmaceutical company dedicated to meeting patient needs through boundless therapeutic ingenuity. 28 © Tarsus Pharmaceuticals 2021Our Mission Our Vision To become a leading eye care pharmaceutical company dedicated to meeting patient needs through boundless therapeutic ingenuity. 28 © Tarsus Pharmaceuticals 2021

Major Accomplishments Since IPO That Have Advanced Our Growth Strategy

Positive Saturn-1 Topline Data

Saturn-2 Enrolling

Titan Collarette Prevalence Study

Atlas Disease Impact Study

LianBio Partnership

TP-05 IND Accepted

Callisto TP-05 Phase 1 Trial Initiated

Expanding Board with Biopharma Leadership
Wendy Yarno

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29 | © Tarsus Pharmaceuticals 2021

Titan Study Confirms Collarette Prevalence in ECP Clinic Patients and Key Patient Segments Study Overview IRB-APPROVED LARGE-SCALE DIVERSE ANTERIOR 25M RETROSPECTIVE ALL-COMERS SEGMENT CHART REVIEW (1,032 patients) CLINICS U.S. Demodex Blepharitis Patients Geographically diverse Examined presence Consecutive patients with a 45M Unique Adults visiting an ECP (7 US sites) including both of collarettes and other wide variety of reasons for per year; 58% of patients with characteristics MD and OD clinics visit collarettes Key Findings % of Overall Population Key Patient Groups % with collarettes within each group 69% Blepharitis diagnosis With Collarettes Dry eye diagnosis Dry Eye Rx Treatment* 60% 58% 58% 56% Cataract patients (n=593) (n=595) 51% Contact lens users 0% 20% 40% 60% 80% 100% * 22% of all study patients on Dry Eye Rx treatment Additional Study at ARVO 2021 by Teo, Jacobson, Rosenberg showed (n=199): 55% prevalence of Mites, 62% overlap of Blepharitis 68% overlap with Dry Eye 30 © Tarsus Pharmaceuticals 2021Titan Study Confirms Collarette Prevalence in ECP Clinic Patients and Key Patient Segments Study Overview IRB-APPROVED LARGE-SCALE DIVERSE ANTERIOR 25M RETROSPECTIVE ALL-COMERS SEGMENT CHART REVIEW (1,032 patients) CLINICS U.S. Demodex Blepharitis Patients Geographically diverse Examined presence Consecutive patients with a 45M Unique Adults visiting an ECP (7 US sites) including both of collarettes and other wide variety of reasons for per year; 58% of patients with characteristics MD and OD clinics visit collarettes Key Findings % of Overall Population Key Patient Groups % with collarettes within each group 69% Blepharitis diagnosis With Collarettes Dry eye diagnosis Dry Eye Rx Treatment* 60% 58% 58% 56% Cataract patients (n=593) (n=595) 51% Contact lens users 0% 20% 40% 60% 80% 100% * 22% of all study patients on Dry Eye Rx treatment Additional Study at ARVO 2021 by Teo, Jacobson, Rosenberg showed (n=199): 55% prevalence of Mites, 62% overlap of Blepharitis 68% overlap with Dry Eye 30 © Tarsus Pharmaceuticals 2021

Atlas Study Reveals Symptomatic and Psychosocial Burden of *Demodex* Blepharitis: 80% Report Negative Impact on Daily Life

- Data presented at ARVO 2021
- Multicenter, observational study of patients pre-screened for the Saturn-1 pivotal trial
- Evaluated the clinical and patient reported impact of *Demodex* blepharitis (interim analysis of 311 patients)
  - Presence of *Demodex* mites (at least 1 mite per lash)
  - Presence of collarettes (> 10, upper lid)
  - At least mild erythema

51% Experienced signs and symptoms > 4 yrs

58% Never diagnosed with blepharitis

33% Made at least 2, and sometimes more than 6, visits to a doctor for this condition

Most Bothersome Symptoms

52% experienced these symptoms frequently or all the time



11%
17%
27%
9%
14%
23%
Eyes that itch
Dry eyes
Top 1
Top 2
Top 3

Functional and Psychosocial Impact



Male
Female
Feels eyes/conscious of eyes all day
41%
51%
Difficulty driving at night
33%
55%
Additional time needed for daily hygiene routine
28%
31%
Negative appearance of eyes or eyelids to others
16%
27%
Constantly worrying about your eyes or eyelids
23%
22%
Difficulty wearing make-up
3%
34%

31 | © Tarsus Pharmaceuticals 2021

Commercial strategy will be focused on unique and innovative approaches to market education and patient engagement Positive disruption of existing norms will be at the core of our commercial plan Elevate eyelid health as a foundation of ocular wellness • Educate on the importance, prevalence and impact of Demodex blepharitis, and how disease management can be part of the overall practice routine • Build a strong scientific platform through KOL engagement, evidence generation, and data dissemination • Establish key patient segments: Diagnosed Blepharitis, Cataracts, Dry Eye, Contact Lens Intolerance Transcend the annual visit cycle by leveraging compelling disease visuals and new technologies to drive patients into the ECP office • Drive patients to seek optimal lid health outside the routine exam or contact lens refill • Leverage social and other visual media to tell a motivating, visual disease story • Explore telemedicine as a conduit to accelerate patient action and diagnosis Offer a cure with no barriers to facilitate market building through a unique patient experience • Rapid, complete, and durable cure without hassle or frustration • Couple broad reimbursement strategy with streamlined patient resources, discounts, and fulfillment • Ensure patient touchpoints drive successful outcomes, initially, and for retreatment 32 © Tarsus Pharmaceuticals 2021Commercial strategy will be focused on unique and innovative approaches to market education and patient engagement Positive disruption of existing norms will be at the core of our commercial plan Elevate eyelid health as a foundation of ocular wellness • Educate on the importance, prevalence and impact of Demodex blepharitis, and how disease management can be part of the overall practice routine • Build a strong scientific platform through KOL engagement, evidence generation, and data dissemination • Establish key patient segments: Diagnosed Blepharitis, Cataracts, Dry Eye, Contact Lens Intolerance Transcend the annual visit cycle by leveraging compelling disease visuals and new technologies to drive patients into the ECP office • Drive patients to seek optimal lid health outside the routine exam or contact lens refill • Leverage social and other visual media to tell a motivating, visual disease story • Explore telemedicine as a conduit to accelerate patient action and diagnosis Offer a cure with no barriers to facilitate market building through a unique patient experience • Rapid, complete, and durable cure without hassle or frustration • Couple broad reimbursement strategy with streamlined patient resources, discounts, and fulfillment • Ensure patient touchpoints drive successful outcomes, initially, and for retreatment 32 © Tarsus Pharmaceuticals 2021

Pipeline with Different Formulations of Novel API

Current status and anticipated clinical trial events in our programs in the next 12 months

Candidate	Indication	Formulation	Preclinical	Phase 1	Phase 2	Phase 3	Status and Anticipated Future Milestones*	Worldwide Rights
TP-03	Demodex blepharitis (DB)	(Eye drop)					**2021**: Saturn-1 trial met primary and secondary endpoints; Saturn-2 Phase 3 trial initiated in May **Q1 2022**: Saturn-2 top-line data **2022:** NDA filing	tarsus
TP-03	Meibomian Gland Disease (MGD)	(Eye drop)					**Q4 2021:** Initiate Phase 2a proof of concept**	tarsus
TP-03	Demodex blepharitis (Preservative–Free)	(Eye drop)	***Preservative-free formulation to be tested after NDA submission***				Bioequivalence studies (US) ***	(Greater China Rights)
TP-03	Demodex blepharitis and MGD in China	(Eye drop)					**2021:** Initiate pre-clinical work in China for DB and MGD **2022:** Initiate Phase 3 DB trial in China*	(Greater China Rights)
TP-04	Rosacea	(Topical)					**Q4 2021:** Initiate Phase 1/2 trial †	tarsus
TP-05	Lyme Disease	(Oral)					**2021**: IND Accepted Callisto Phase 1 trial initiated in June †† **1H 2022:** Callisto Phase 1 trial completion	tarsus
TP-05	Malaria	(Oral)					**2021**: Callisto Phase 1 trial initiated in June †† **1H 2022:** Callisto Phase 1 trial completion	tarsus

* Anticipated milestones are subject to the impact of the ongoing COVID-19 pandemic on our business and those of our partners.
** We intend to rely on preclinical studies and clinical safety assessments from the Demodex blepharitis program. We have not conducted and do not intend to conduct any preclinical studies with TP-03 for the treatment of MGD in order to advance to Phase 2a.
*** We intend to leverage all preclinical, Phase 2 and Phase 3 data from the TP-03 Demodex blepharitis program. We intend to conduct in vitro or in vivo bioequivalence studies with our preservative-free formulation to compare it to the current preserved formulation of TP-03 in Demodex blepharitis after NDA submission and file a supplement.
† We intend to leverage systemic preclinical data from our TP-03 program and augment with additional dermal preclinical studies to select formulation in order to advance to Phase 1/2, which we intend to conduct outside the United States. We may need to address this approach with the FDA if we were to conduct a clinical trial in the United States. We have not conducted any preclinical studies in rosacea with TP-04 to date.
†† In relation to Lyme disease prevention and community malaria reduction, we intend to leverage oral systemic preclinical data from our TP-03 program as well as third-party oral systemic preclinical studies for Lyme disease prevention or community malaria reduction, respectively (and will not conduct our own preclinical studies for Lyme disease prevention and community malaria reduction). The formulations used in preclinical studies use the common approach of a gavage that is scaled as appropriate for use in animals. However, human administration, while continuing to be oral, will take the form of a tablet or capsule. We have received FDA feedback from our pre-IND meeting and the FDA has accepted our IND application for Lyme disease prevention. We plan to commence a Phase 1 trial in 2021,and further intend to conduct additional trials based on these preclinical studies. In relation to community malaria reduction, we may conduct our trials outside the United States.

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33 | © Tarsus Pharmaceuticals 2021

TP-05 Oral Tablet: Long-Acting Endectocide for Lyme Disease Prevention and Community Malaria Reduction

Lyme Disease Prevention Represents a Significant Unmet Need

Lyme Disease: Over 300k US cases/year

- Bacterial infection carried by ticks
- >30M people in US at risk of exposure
  - ~20M in high incidence geographies
- TP-05 is a non-vaccine based preventative therapeutic in development that targets ticks directly
  - Based on sustained PK levels in the blood, a more predictable approach compared to immunogenicity
  - Potential for >95% reduction in Lyme risk
    - Kills 70% of ticks within 4 hrs, 99% @ 8 hrs
    - Potential to prevent bacterial transmission (24-72 hrs)

TP-05 IND Accepted and Callisto Ph 1 Trial Initiated

IND accepted in May 2021

- Callisto trial will assess safety, PK, and tick kill objectives
  - To evaluate the safety and tolerability of TP-05 in healthy volunteers
  - To evaluate the pharmacokinetics (PK) of TP-05 in blood, skin, renal PK and food effect
  - To explore TP-05 treated blood for tick kill (ex-vivo) and human metabolites
- Callisto trial will also inform approach for community malaria reduction







34 | © Tarsus Pharmaceuticals 2021

Key Upcoming Catalysts to Advance our Growth 2 Saturn-2 Topline TP-03 NDA Filing TP-05 Callisto Phase Results 2022 1 Trial Completion 1Q 2022 1H 2022 TP-03 MGD Phase Topical Rosacea Phase 2a Trial Initiation 1/2 Trial Initiation 4Q 2021 4Q 2021 35 © Tarsus Pharmaceuticals 2021Key Upcoming Catalysts to Advance our Growth 2 Saturn-2 Topline TP-03 NDA Filing TP-05 Callisto Phase Results 2022 1 Trial Completion 1Q 2022 1H 2022 TP-03 MGD Phase Topical Rosacea Phase 2a Trial Initiation 1/2 Trial Initiation 4Q 2021 4Q 2021 35 © Tarsus Pharmaceuticals 2021

Closing Remarks • Saturn-1 Phase 2b/3 pivotal trial results highly positive and further supports TP-03 clinical and regulatory success • TP-03 clinical outcomes and disease prevalence and impact studies validate attractive product profile for potential first FDA-approved Demodex blepharitis therapeutic, if approved • Tarsus near-term clinical milestones, experienced executive team, and Board additions position company to become an eye care pharmaceutical leader • Pipeline advancing with TP-05 Callisto Phase 1 trial for Lyme disease prevention initiated and key upcoming clinical milestones in next 12 months 36 © Tarsus Pharmaceuticals 2021Closing Remarks • Saturn-1 Phase 2b/3 pivotal trial results highly positive and further supports TP-03 clinical and regulatory success • TP-03 clinical outcomes and disease prevalence and impact studies validate attractive product profile for potential first FDA-approved Demodex blepharitis therapeutic, if approved • Tarsus near-term clinical milestones, experienced executive team, and Board additions position company to become an eye care pharmaceutical leader • Pipeline advancing with TP-05 Callisto Phase 1 trial for Lyme disease prevention initiated and key upcoming clinical milestones in next 12 months 36 © Tarsus Pharmaceuticals 2021